EXHIBIT 10.27

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                             CAN-CAL RESOURCES, INC.

                                     WARRANT

                              Dated: June __, 2002

Can-Cal Resources, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received from DUTCHESS PRIVATE EQUITIES FUND, L.P. ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of Fifty Thousand (50,000) shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to the lesser of 110% of the 5-day average closing bid price for the 5 trading days (i) immediately preceding the date of issuance or (ii) 180 calendar days after the date of funding, but if the 180 calendar day is not a trading day then the first trading day after the 180th calendar day shall be used (as adjusted from time to time as provided in Section 8, the "Exercise Price"). The Warrant may be exercised anytime after its issuance. The Warrant may be exercised on a cashless basis pursuant to Section 9, but only in the sole and absolute discretion of the Company. This Warrant will expire on the third (3rd) anniversary of its issuance (the "Expiration Date"), and is subject to the following terms and conditions:

          1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.   Registration of Transfers and Exchanges.

               (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant to the Transfer Agent or to the Company at the office specified in or pursuant to
Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued



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to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

               (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

          3.   Duration and Exercise of Warrants.

               (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

               (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise (as defined in this subsection) of this Warrant.

               A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

               (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

     In the event the Common Stock representing the Warrant Shares is not delivered per the written instructions of the Purchaser, within 10 (ten) business days after the


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Notice of Election and Warrant is received by the Company (the "Delivery Date"), then in such event the Company shall pay to Holder one-half percent (0.5%) in cash, of the dollar value of the Warrant Shares to be issued per each day after the Delivery Date that the Warrant Shares are not delivered.

     The Company acknowledges that its failure to deliver the Warrant Shares by the Delivery Date will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Warrant a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Warrant.

     To the extent that the failure of the Company to issue the Common Stock pursuant to this Section is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 3 shall not apply but instead the provisions of Section 7 shall apply.

     The Company shall make any payments incurred under this Section 3 in immediately available funds within ten (10) business days from the date of issuance of the applicable Warrant Shares. Nothing herein shall limit Holder's right to pursue actual damages or cancel the Notice of Election for the Company's failure to issue and deliver Common Stock to the Holder within ten
(10) business days following the Delivery Date.

          4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder (unless the Warrant Shares are otherwise freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Act), unless the Company provides the Holder with not less than twenty
(20) calendar days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

          5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution


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for and upon cancellation hereof, or in lieu of and substitution for this
Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

          7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. In the event the Company fails to have sufficient authorized but unissued Common Stock to allow for the issuance of Warrant Shares upon the exercise of the Warrant the Company shall be liable for liquidated damages in the amount of 2% interest per thirty calendar day period on the value of the Warrant Shares based on the closing bid price of the Company's Common Stock on the business day prior to the Company's receipt of its Election to Purchase. The damages shall accrue until the Common Stock is issued.

     The Company acknowledges that its failure to reserve a sufficient number of Warrant Shares as required in this Section 7, will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Warrant a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Warrant.

     It is the intention of the parties that interest payable under any of the terms of this Warrant shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Warrant which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Warrant exceeds the permitted limits, then: (1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Holder may choose to make this refund by reducing the amount that the Company owes under this Warrant or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Holder, the reduction will be treated as a partial payment. In case any provision of this Warrant is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Warrant will not in any way be affected or impaired thereby.

          8. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8; provided, that there shall be no adjustment in the number of Warrant Shares issuable upon exercise of this Warrant upon any adjustment of the



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


Exercise Price pursuant to paragraph (d) of this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

               (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

               (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").


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


               (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, except for (i) the granting of options or warrants to employees, officers, directors and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company; (ii) shares issued upon exercise of any currently outstanding warrants or options and upon conversion of any currently outstanding convertible debenture or (iii) shares issued pursuant to the Investment Agreement then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

               (e) For the purposes of this Section 8, the following clauses shall also be applicable:

                   (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                   (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (g) Whenever the Exercise Price is adjusted pursuant to Section 8(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.


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


               (h)    If:

                      (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                      (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                      (iii) the Company shall authorize the granting to all
                           holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                      (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                      (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          9. Payment of Exercise Price. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

               (a) Cash Exercise. The Holder shall deliver immediately available funds; or


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


               (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                   X = Y (A-B)/A
     where:
                   X = the number of Warrant Shares to be issued to the Holder.

                   Y = the number of Warrant Shares with
                   respect to which this Warrant is being
                   exercised.
                   A = the closing bid price of the
                   Common Stock for the trading day immediately prior to the Date of Exercise.

                   B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

               (c) The Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act")) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership by the Holder of more than 4.99% of the outstanding shares of Common Stock of the Company, as determined in accordance with Rule13d-1(j). Furthermore, the Company shall not process any exercise that would result in beneficial ownership by the Holder of more than 4.99% of the outstanding shares of Common Stock of the Company.

          10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

          11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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


If to the Company:

         Can-Cal Resources, Inc.
         8221 Cretan Blue Lane
         La Vegas, NV 89128
         Attention:  Ronald Sloan CEO
         Telephone:  702-243-1849
         Facsimile:  702-243-1869

         With a copy to:
         The Law Office of Stephen E. Rounds
         4635 East Eighteenth Avenue
         Denver, Colorado USA 80220
         Attention:  Stephen E. Rounds, Esq.
         Telephone:  303-377-6997
         Facsimile:  303-377-0231

If to the Investor:

         At the address listed in the Questionnaire.

With a copy to:

         Joseph B. LaRocco, Esq.
         49 Locust Avenue, Suite 107
         New Canaan, CT 06840
         Telephone:  203-966-0566
         Facsimile:  203-966-0363

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

          12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

          13.  Miscellaneous.

               (a) This Warrant shall not be assignable. This Warrant may be amended only in writing signed by the Company and the Holder.

               (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.


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


               (c) This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

               (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

               (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                            CAN-CAL RESOURCES, INC.



                                            By:    /s/  Ronald Sloan
                                                 -------------------------------
                                                    Ronald Sloan, CEO

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Can-Cal Resources, Inc.

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.001 par value per share, of Can-Cal Resources, Inc., and encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of


                            PLEASE INSERT SOCIAL SECURITY OR
                            TAX IDENTIFICATION NUMBER



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                         (Please print name and address)


If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated: _____________, _____                 Name of Holder:


                                            (Print)
                                                   -----------------------------

                                            (By:)
                                                 -------------------------------
                                            (Name:)
                                            (Title:)
                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)


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